Investor Presentation Sidoti Virtual Investor Conference NN Inc. | January 17-18, 2024

NN Inc., Investor Presentation | January 2024 Forward Looking Statement & Disclosures Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “will”, “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises, including the COVID-19 pandemic, on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, and the availability of labor; our dependence on certain major customers, some of whom are not parties to long- term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; unanticipated difficulties integrating acquisitions; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should be not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found at the back of this presentation or in the “Investor Relations” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.” 2

Investment Highlights

Make Critical High-Spec Parts for Attractive End Markets

- Leading manufacturer of high-precision metal products
- Decades of proprietary engineering know-how
- Products are know-how are applicable to multiple desirable end markets/applications - auto, medical, power

New Top Leadership Team

- New top team focused on results and accountability, new 2nd tier talent
- Led by new CEO Harold Bevis, who is experienced in these end markets and has executed multiple successful corporate transformations

Underway with Enterprise Transformat ion, Showing Results

- Just beginning transformation - sales wins, culling portfolio, profits, and cash flow
- Fixing unprofitable areas with opportunity to improve margins through cost optimization and price clearing initiatives

New Approach to Winning Future Business, Showing Results

- Adding experts
- Leveraging current footprint and capabilities to drive organic growth and more wins
- Recently upsized efforts in medical, connectors and electrification

Reduce Debt and Deleverage, Showing Results

- New approach to mass balancing cashflows, immediate results
- Looking forward to refinancing with market metrics and more favorable terms than today's structure
- Future opportunities to add to portfolio, not now

2023 Preliminary Results Consistent with Prior Outlook

NN Inc., Investor Presentation | January 2024

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NN at a Glance

- **BEST-IN-CLASS** maker of high-precision, complex metal products
  - Achieved company-record $62.6 million in new business wins in 2023 with momentum in steering systems, electrical connector components, electrical shielding, battery management, sensors. Many new customers landed in 2023 with revised approaches.
- **TWO PRIMARY PRODUCT SEGMENTS** - Power Solution products are primarily machined parts and assemblies. Mobile Solutions products are primarily stamped and plated parts and assemblies.
- **GLOBAL MANUFACTURING PLATFORM:** 27 facilities in 6 countries, and 49% ownership in China machining JV with sales >$100 million and 700 employees, ~$400 million of installed equipment (insured value) and ~$600 million in total PP&E (insured value)
- **STRATEGIC PARTNER** to diversified and global customer base with long standing business relationships and long-running business streams
- **More details on products and capabilities in the Appendix**

Key Data Points

REVENUE[1]	ADJ. EBITDA[1]
$495M	$41M
EMPLOYEES	CUSTOMERS
~3,200	1,150+

Revenue Breakdown [1]


39%
Power Solutions
61%
Mobile Solutions

[1] *Trailing Twelve Months as of 9/30/23*

NN Inc., Investor Presentation | January 2024
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Two Primary Business Segments: Mainly Along Product Lines of Stamping and Machining

Power Solutions

Provides:
Customers with precision stamping and plating capabilities to help codesign and produce safe, durable, and high-quality mission-critical components across a flexible volume/mix platform

End Markets:
Electric grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), Electric Shielding (new)

Key Product Applications:
Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments



Connector Shields



Smart Meter Contact Assembly or "Blade"



Medical Surgical Instruments

Mobile Solutions

Provides:
Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in-house precision engineering capabilities

End Markets:
Vehicles, (ICE/BEV/HEV), Industrial, medical (new)

Key Product Applications:
Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing), HVAC compressors



Precision Worm Shafts
(electric power steering)



Inlet Fittings



Electric Motor Shafts

NN Inc., Investor Presentation | January 2024

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NN Inc., Investor Presentation | January 2024 • Close-to-customer engineering centers coupled with both local and low-cost footprint • New approach to leveraging global collective strengths and procurement scale. • 49% owner in ~$100m China machining JV for China market Globally Competitive Operational Footprint 6 North America 72% REVENUE (1) 54% EMPLOYEES 18 FACILITIES Europe 7% REVENUE (1) 10% EMPLOYEES 2 FACILITIES South America 9% REVENUE (1) 20% EMPLOYEES 4 FACILITIES APAC 12% REVENUE (1) 16% EMPLOYEES 3 FACILITIES (1) Trailing Twelve Months as of 9/30/23

Participate in Growing & Attractive End Markets

Global Automotive Parts / Passenger Vehicle

- Modest market growth expected in 2024, with the market improving from a constrained year in 2023.
- Growth expected to overcome weaker economic outlook which historically prompts contractions in light vehicle (LV) output. China market rapidly evolving.
- More normalized supply-side & vehicle pricing strategy expected to provide further support to 2024.

Source: GlobalData

Commercial Vehicle

- Global heavy-duty truck market estimated at 3.1 million units in 2023.
- Heavy-duty commercial vehicle sector is expected to continue to expand annually, delivering a CAGR of 3.3%, reaching 3.7 million units by 2028.
- Engine advancements focused on emission reduction and enhanced vehicle functions.

Source: GlobalData



Auto Parts / Passenger Vehicle 40%
Comm'l Vehicle, 10%
Grid and Electrical, 20%
General Industrial, 21%
Medical, 4%

Medical Components

- Orthopedic sales expected to increase 3.4% for 2023 and 3.4%–3.7% year-over-year through 2026.
- Procedure volumes in most product segments and geographic regions have normalized since COVID-19.
- While there may be pockets of backlogged procedures that produce a market demand tailwind, this anticipated upside may be partially offset by staffing shortages.

Source: ORTHOWORLD

Grid and Electrical Investment

- Global power grid market expected to grow at a CAGR of 4.37% thru 2032.
- Growing energy needs from residential and industrial sectors, the ongoing shift towards renewable energy sources, and the adoption of new technologies are projected to drive the levels of market demand across the forecast period.

Source: Polaris Market Data

NN Inc., Investor Presentation | January 2024

Transformation Plan Recently Launched, Showing Immediate Results

Global Program to Secure New Growth, Increase Profits, Generate Free Cash Flow, Increase Shareholder Value

Status	Goal	Progress and 2024 Actions
~30% ***2023 Sales, Adjusted EBITDA and Cash Flow results expected to be in-line with prior comments and outlook***	**1. Strengthen Leadership & Accountability**	• Adding significant talent across Commerical and Ops teams – i.e. sales, procurement, and manufacturing • Reducing headcount in underperforming areas and adding personnel in areas key to advancement • Strengthening operational processes and ERP system backbone
	2. Address Unprofitable Business	• Addressing unprofitable business strips while utilizing open capacity to add new business at a faster pace • Cost-out and asset management improvements at plant level, with established quarterly/monthly targets
	3. Expand Margins	• Global total cost productivity and procurement optimization program both just beginning • More aggressively holding the line on pricing • Targeting ≥ 100bps improvement in Adj EBITDA margin vs. FY'23
	4. Deliver Consistent Annual Free Cash Flow	• Significant improvement in free cash flow in 2023 – and plan to continue momentum in 2024 and beyond • Targeting similar levels of free cash flow – driven primarily by base business results, reinvestment rates and high-cost cap structure
	5. Increase New Business Wins	• Delivered record NBW in 2023 and expect similar pace of wins in 2024 • FY'24 Sales expected to be flat-ish Y/Y as team addresses some unprofitable business areas • Multiple initiatives in development and not yet started • Launching first-ever SEO efforts for enhanced lead generation

NN Inc., Investor Presentation | January 2024

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NN Inc., Investor Presentation | January 2024 2028 Financial Goal: Leverage Strengths to A Much Higher Outcome 9 • Sales CAGR* of 4-5% on organic business – net of ICE decline, planned losses • Higher CAGRs expected in strategic growth areas: Medical, Connectors, and Electrical Systems • Strategic acquisitions to grow share and drive deeper market penetration, when the time is right – not now • Organic growth via aggressive participation in new program opportunities, not share shifts • Maintain cash flow mass balance discipline under all circumstances • Decrease interest expenses through refit to a more favorable structure • Utilize domestic NOL assets to lessen cash taxes • Focused in strategic growth areas (Medical, Connectors, Electrical Systems, Power Train-Independent) • Strengthened commercial organization with increased new business win objectives annually • Invest growth capex to expand capabilities in key growth areas • Resolve existing unprofitable facilities and businesses • Achieve continuous results from contemporary Operational Leadership programs • Optimize global footprint to increase competitiveness, profits, ROIC Revenue > $650MM Secure New Business Wins $50m to $70m per Year Free Cash Flow Conversion > 50% of Adjusted EBITDA Increase Adjusted EBITDA Rate to 12-13% 2023 Preliminary Results Consistent with Prior Outlook

NN Inc., Investor Presentation | January 2024 Transformation Plan: Correcting High-Cost Capital Structure and High Leverage 10 How to Achieve? Increase EBITDA • Cost-out • Resolve Dilutive Situations • Grow Sales Generate Higher Free Cash Flow • Restricting Spending • Gradually Lower Cost of Capital Selective Portfolio Optimization Address and Optimize ROIC Eliminate Preferred Equity N ew M an ag e m e n t 3.4x 3.5x 2.5x 2.0x Have Made Immediate Progress, Multiple Organic Fixes Underway In Q2’23 NN’s new leadership team launches ‘Transformation Plan’, increasing organizational commitment to accelerate sales, optimize operational performance, and grow cash flows Q3’23 Leverage Refi Goal 2025 or sooner Steady State Goal 2026 or sooner Q2’23 Leverage 3.9x

Investment Highlights

Make Critical High-Spec Parts for Attractive End Markets

- Leading manufacturer of high-precision metal products
- Decades of proprietary engineering know-how
- Products are know-how are applicable to multiple desirable end markets/applications - auto, medical, power

New Top Leadership Team

- New top team focused on results and accountability, new 2nd tier talent
- Led by new CEO Harold Bevis, who is experienced in these end markets and has executed multiple successful corporate transformations

Underway with Enterprise Transformat ion, Showing Results

- Just beginning transformation - sales wins, culling portfolio, profits, and cash flow
- Fixing unprofitable areas with opportunity to improve margins through cost optimization and price clearing initiatives

New Approach to Winning Future Business, Showing Results

- Adding experts
- Leveraging current footprint and capabilities to drive organic growth and more wins
- Recently upsized efforts in medical, connectors and electrification

New Commitment to Generating Cash Flow, Paying Down Debt

- New approach to mass balancing cashflows, immediate results
- Looking forward to refinancing with market metrics and more favorable terms than today's structure
- Future opportunities to add to portfolio, not now

NN Inc., Investor Presentation | January 2024

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NN Inc., Investor Presentation | January 2024 Appendix 12

NN Inc., Investor Presentation | January 2024 NN's Strong Product and Capability Portfolio 13 • ISO-9001, ISO-13485, IATF-16949, NADCAP AC7108 AND AC7014, ITAR Multifaceted Certifications: Automobile, Commercial Vehicle, Aerospace & Defense, Medical • Nanometer and single-micron specifications and tolerances • Unique knowledge of metal grades/metallurgy, tool design, and inspection • Swiss-style machines, screw machines, rotary transfer machines, robotic machines • Worm milling, gear hobbing, micro milling, grinding • Multi-station, progressive stamping for high- and low-voltage connectors, electrical contacts, contact assemblies, EMI shielding, busbars, collector plates • Gold, silver, palladium, nickel and tin plating in-house • Laser cutting in-house, tool design and build in-house Leading-Edge Precision Stamping, Machining and Plating Capabilities • North America, South America, Europe and China Global Footprint, Global Procurement, Global Cost Structures and Lead Times

NN Inc., Investor Presentation | January 2024 Non-GAAP Financial Measures Footnotes The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. Over the past five years, we have completed several acquisitions, one of which was transformative for the Company, and sold two of our businesses. The costs we incurred in completing such acquisitions, including the amortization of intangibles and deferred financing costs, and these divestitures have been excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, which we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. 14

NN Inc., Investor Presentation | January 2024 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted EBITDA 15

NN Inc., Investor Presentation | January 2024 Thank You 16 Joe Caminiti or Alec Steinberg, Investors Tim Peters, Media NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts